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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 21, 2004


                            FIRST FINANCIAL BANCORP.
             (Exact name of registrant as specified in its charter)


          Ohio                          0-12379                  31-1042001
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

     300 High Street, Hamilton, Ohio                             45011
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (513) 867-5240


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rul3 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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FORM 8-K                                                FIRST FINANCIAL BANCORP.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)(1) On September 21, 2004, First Financial Bancorp. (the "Company") entered into a definitive Employment and Non-Competition Agreement (the "Agreement") with Claude E. Davis ("Mr. Davis"). Under the terms of the Agreement, Mr. Davis will be employed by the Company to serve as its president and chief executive officer.

(2) The following is a brief description of the terms and conditions of the Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K, that are material to the Company.

Services: Mr. Davis will be employed by the Company to serve as its president and chief executive officer.

Term: Mr. Davis's employment will begin on October 1, 2004 (the "Commencement Date"). The initial term of the Agreement is for one year from the Commencement Date, and the Agreement will automatically renew for successive one-year periods after the initial term, unless and until terminated in accordance with the terms of the Agreement.

Base Compensation: Mr. Davis's annual base salary will be $400,000. The Company will review Mr. Davis's performance annually for the purpose of considering potential increases to his base salary, with the first review to take place in 2005 during the Company's normal review process for its executive officers. The base salary may not be increased as a result of the first annual review, if at all, by more than 5%.

Bonuses: Mr. Davis will participate in the Company's Performance Incentive Compensation Plan (the "PIC Plan") for 2004 with a target award of 50 points (each point is equal to 1% of year-end base salary); provided that any bonus awarded pursuant to the PIC Plan for 2004 will be pro-rated based upon Mr. Davis's actual term of employment during 2004. Annual bonuses for subsequent years will be based on Mr. Davis's participation in an annual PIC Plan or other bonus plan established by the Company's board of directors. In addition to any bonuses under the PIC Plan or such other plans, Mr. Davis will be entitled to a bonus of $33,000 on each of the first three anniversaries of the Commencement Date (the "Additional Bonuses"). Mr. Davis must be employed by the Company on the applicable anniversary to receive the Additional Bonuses, except as otherwise provided in the Agreement, as described below.

Stock Option Grants and Restricted Stock Awards: On the Commencement Date, or soon thereafter, Mr. Davis will receive a stock option grant, subject to the terms of the Company's 1999 Stock Incentive Plan for Officers and Employees (the "Stock Plan"), for 50,000 shares of the Company's common stock. The option will vest on the first anniversary of the date of the grant. Also on the Commencement Date, or soon thereafter, Mr. Davis will receive a restricted stock award, subject to the terms of the Stock Plan, for 35,000 shares of the Company's common stock. Of the 35,000 shares, 17,500 will vest on the first anniversary of the date of the award and 8,750 will vest on each of the second and third anniversaries of the date of the award.

Termination: Mr. Davis's employment with the Company:

1.   Will terminate automatically upon his death;

2. May be terminated either by the Company or Mr. Davis at the end of the Agreement's initial term or any renewal term upon 90 days prior written notice from either of them to the other;

3. May be terminated by Mr. Davis at any time for "Good Reason," meaning the occurrence, without Mr. Davis's consent, of a significant reduction in his base salary or his authority or responsibilities as set forth in the Agreement;

4. May be terminated by the Company immediately upon notice to Mr. Davis at any time for Cause, as defined in the Agreement; or

5. May be terminated by the Company immediately upon notice to Mr. Davis at any time if he is then under a Long-Term Disability, as defined in the Agreement.
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Termination for Cause: The Company may terminate Mr. Davis's employment immediately upon notice to Mr. Davis at any time for Cause. Under the terms of the Agreement, Cause is defined as any one or more of the following:

1. Any act constituting (i) a felony under the federal laws of the United States, the laws of any state, or any other applicable law, (ii) fraud, embezzlement, misappropriation of assets, willful misfeasance, or dishonesty, or (iii) other actions or criminal conduct which in any way materially and adversely affects the reputation, goodwill, or business position of the Company;

2. The failure of Mr. Davis to perform and observe all material obligations and conditions to be performed and observed by Mr. Davis under the Agreement, or to perform his duties in accordance, in all material respects, with the policies, procedures, and directions established from time to time by the Company's board of directors (the "Board") or a duly authorized Board committee (any such failure, a "Performance Failure"), and to correct such Performance Failure promptly following notice from the Board to do so; or

3. Having corrected (or the Company having waived the correction of) a Performance Failure, the occurrence of any subsequent Performance Failure (whether of the same or different type or nature).


Severance: If Mr. Davis's employment is terminated as follows:

1. By the Company, without Cause (as defined in the Agreement), by providing 90 days written notice prior to the end of the Agreement's initial term or any renewal term;

2. By the Company, without Cause, immediately upon notice to Mr. Davis at any time, if he is then under a long-term disability, as defined in the Agreement; or

3.   By Mr. Davis at any time for "Good Reason," (as defined in the Agreement);
     and

Mr. Davis has provided the Company with a separate, written release and covenant not to sue; then Mr. Davis will be entitled to receive both A. and B., as follows:

A. "Termination Compensation," meaning an aggregate amount based on the multiple of Mr. Davis's base salary as of the date of termination as set forth below if termination occurs during the corresponding period indicated.

        Termination Date                                Termination Compensation
        ----------------                                ------------------------
        On or before the third anniversary of the       1 x Base Salary
        Commencement Date (other than a termination within one year following a Change in Control, as defined in the Agreement)

        After the third anniversary of the              2 x Base Salary
        Commencement Date or within one year
        following a Change in Control

     The Termination Compensation will be paid over the "Applicable Severance Period," meaning the period of time set forth below if termination occurs during the corresponding period indicated.

        Termination Date                                Severance Period
        ----------------                                ----------------
        On or before the third anniversary of the       1 year Commencement
        Date (other than a termination within one year following a Change in Control)

        After the third anniversary of the              2 years
        Commencement Date or within one year
        following a Change in Control

B. Any of the Additional Bonuses that remain unpaid at the time of such termination, which will be paid to Mr. Davis at the time that such Additional Bonuses would have been payable had his employment continued.

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Confidentiality and Non-Competition: Mr. Davis is prohibited, at all times, from disclosing any confidential information, as defined in the Agreement, except as required by law, and must return all confidential information to the Company upon termination of his employment. In addition, during the period beginning on the Commencement Date and ending on the later of the first anniversary of the date of termination of Mr. Davis's employment or the conclusion of the Applicable Severance Period, Mr. Davis may not:

1. Engage in banking or lending services in the states where the Company operates, or solicit any person or entity located in those states for the provision of banking or lending services;

2. Induce or encourage any employee, officer, director, agent, customer, depositor, supplier or independent contractor of the Company or its affiliates to terminate its relationship with the Company or its affiliates, or otherwise interfere with such relationships;

3. Employ anyone who, at any time within the one-year period immediately preceding such employment was an employee, officer, or director of the Company or its affiliates; or

4. Make any statements or take any actions which disparage or tend to diminish the reputation of the Company or its affiliates.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c)(1) On September 21, 2004, the Company entered into the Agreement with Mr. Davis, which provides that, commencing on October 1, 2004, he will be employed by the Company to serve as its president and chief executive officer.

(2) Mr. Davis, age 43, is currently a senior vice president at the $5.1 billon Irwin Financial Corporation and chairman of Irwin Union Bank and Trust (Irwin
Bank) in Columbus, Indiana. In 1987, Mr. Davis joined Irwin Financial Corporation and Irwin Bank (the company's lead bank) as vice president and controller. Mr. Davis was named president of Irwin Bank in January of 1996 and served in that capacity until 2003 when he was named to his current role. Additional information regarding Mr. Davis's background and business experience was included in a press release issued by the Company on September 22, 2004, a copy of which is attached to this Form 8-K as Exhibit 99.1


(3) The material terms of the Agreement, a copy of which is attached as Exhibit
10.1 to this Form 8-K, are described above in Item 1.01(a)(2).


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(d)(1) The Company intends that Mr. Davis will be elected to the Company's board of directors, effective October 1, 2004, as a Class I director with a term expiring in 2005, during the next regularly scheduled meeting of the Company's board of directors, on September 28, 2004. In accordance with Article III,
Section 3.2, of the Amended and Restated Regulations of the Company, in order to hold the office of president, Mr. Davis must be a member of the Company's board of directors.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     10.1 Employment and Non-Competition Agreement between Claude E. Davis and First Financial Bancorp. dated September 21, 2004.


     99.1 First Financial Bancorp. Press Release dated September 22, 2004.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST FINANCIAL BANCORP.



                                      By:      /s/ C. Douglas Lefferson
                                           -------------------------------------
                                               C. Douglas Lefferson
                                               Senior Vice President and
                                               Chief Financial Officer



Date: September 24, 2004












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FORM 8-K                                              FIRST FINANCIAL BANCORP.


                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

10.1 Employment and Non-Competition Agreement between Claude E. Davis and First Financial Bancorp. dated September 21, 2004.

99.1          First Financial Bancorp. Press Release dated September 22, 2004.